Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

June 30, 2010

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 17 properties totaling 8,002 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

41

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane Morefield

Chief Financial Officer

(312) 658-5000

Jonathan Stanner

Vice President, Corporate Finance

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Kenneth Fisher

Director

Raymond L. Gellein, Jr.

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010

Officers

Laurence S. Geller

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer) & Treasurer

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Gregory P. Kennealey

Vice President, Asset Management

Jonathan P. Stanner

Vice President, Corporate Finance

Cory P. Warning

Vice President, Development

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010

Equity Research Coverage

Firm	Analyst	Telephone

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts' performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	June 30, 2010
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	151,278	151,278
Operating partnership units outstanding	955	955
Restricted stock units outstanding	1,064	1,064

Combined shares, options and units outstanding	153,297	153,297
Common stock price at end of period	$4.39	$4.39

Common equity capitalization	$672,974	$672,974
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt	1,294,112	1,294,112
Pro rata share of unconsolidated debt	282,825	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(71,822)	(71,822)

Total enterprise value	$2,441,260	$2,265,500

Net Debt / Total Enterprise Value	57.3%	54.0%
Preferred Equity / Total Enterprise Value	15.2%	16.3%
Common Equity / Total Enterprise Value	27.5%	29.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenues:
Rooms	$106,526	$99,942	$196,545	$191,034
Food and beverage	67,754	58,498	125,650	113,127
Other hotel operating revenue	20,599	25,786	40,894	50,989

	194,879	184,226	363,089	355,150
Lease revenue	1,088	1,169	2,275	2,289

Total revenues	195,967	185,395	365,364	357,439

Operating Costs and Expenses:
Rooms	29,037	27,535	55,480	53,535
Food and beverage	46,081	42,180	88,293	83,029
Other departmental expenses	53,405	51,724	104,108	104,447
Management fees	6,934	7,420	12,903	13,712
Other hotel expenses	14,551	13,153	28,127	26,404
Lease expense	3,888	4,159	8,129	8,125
Depreciation and amortization	33,683	33,674	69,540	66,253
Impairment losses and other charges	—	49,755	—	50,214
Corporate expenses	7,556	5,292	13,956	15,588

Total operating costs and expenses	195,135	234,892	380,536	421,307

Operating income (loss)	832	(49,497)	(15,172)	(63,868)

Interest expense	(27,016)	(26,259)	(51,708)	(50,225)
Interest income	158	97	316	509
Loss on early extinguishment of debt	(886)	—	(886)	(883)
Loss on early termination of derivative financial instruments	(18,263)	—	(18,263)	—
Equity in earnings (losses) of joint ventures	459	432	(101)	571
Foreign currency exchange gain (loss)	5,256	(1,140)	11,442	801
Other income, net	462	82	694	43

Loss before income taxes and discontinued operations	(38,998)	(76,285)	(73,678)	(113,052)
Income tax expense	(1,413)	(690)	(635)	(2,222)

Loss from continuing operations	(40,411)	(76,975)	(74,313)	(115,274)
Income (loss) from discontinued operations, net of tax	1,849	(1,191)	1,140	440

Net loss	(38,562)	(78,166)	(73,173)	(114,834)
Net loss attributable to the noncontrolling interests in SHR's operating partnership	245	1,007	687	1,453
Net (income) loss attributable to the noncontrolling interests in consolidated affiliates	(1,371)	(1,101)	228	(348)

Net loss attributable to SHR	(39,688)	(78,260)	(72,258)	(113,729)
Preferred shareholder dividends	(7,722)	(7,722)	(15,443)	(15,443)

Net loss attributable to SHR common shareholders	$(47,410)	$(85,982)	$(87,701)	$(129,172)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.44)	$(1.12)	$(0.95)	$(1.73)
Income (loss) from discontinued operations attributable to SHR	0.02	(0.02)	0.01	0.01

Net loss attributable to SHR common shareholders	$(0.42)	$(1.14)	$(0.94)	$(1.72)

Weighted average common shares outstanding	111,573	75,381	93,706	75,166

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010 and December 31, 2009

Consolidated Balance Sheets

(in thousands, except share data)

	June 30, 2010	December 31, 2009
Assets
Investment in hotel properties, net	$2,088,127	$2,162,584
Goodwill	71,449	75,758
Intangible assets, net of accumulated amortization of $5,320 and $4,400	32,388	34,046
Investment in joint ventures	46,089	46,745
Cash and cash equivalents	71,822	116,310
Restricted cash and cash equivalents	33,117	22,829
Accounts receivable, net of allowance for doubtful accounts of $2,532 and $2,657	50,352	54,524
Deferred financing costs, net of accumulated amortization of $12,682 and $12,543	6,583	11,225
Deferred tax assets	30,268	34,244
Other assets	39,843	39,878

Total assets	$2,470,038	$2,598,143

Liabilities and Equity
Liabilities:
Mortgages payable	$1,239,112	$1,300,745
Exchangeable senior notes, net of discount	—	169,452
Bank credit facility	55,000	178,000
Accounts payable and accrued expenses	259,144	236,269
Deferred tax liabilities	15,069	16,940
Deferred gain on sale of hotels	84,341	101,852

Total liabilities	1,652,666	2,003,258
Noncontrolling interests in SHR’s operating partnership	4,191	2,717
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share and $126,527 in the aggregate)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share and $129,231 in the aggregate)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share and $161,539 in the aggregate)	138,940	138,940
Common shares ($0.01 par value; 250,000,000 common shares authorized; 151,277,509 and 75,253,252 common shares issued and outstanding)	1,512	752
Additional paid-in capital	1,554,347	1,233,856
Accumulated deficit	(1,026,502)	(954,208)
Accumulated other comprehensive loss	(96,784)	(69,341)

Total SHR’s shareholders’ equity	790,494	568,980
Noncontrolling interests in consolidated affiliates	22,687	23,188

Total equity	813,181	592,168

Total liabilities and equity	$2,470,038	$2,598,143

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during 2009 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Renaissance Paris Hotel Le Parc Trocadero	December 21, 2009	$50,275
Four Seasons Mexico City	October 29, 2009	$52,156

The following is a summary of income (loss) from discontinued operations for the three and six months ended June 30, 2010 and 2009 (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Hotel operating revenues	$—	$7,224	$—	$15,783

Operating costs and expenses	—	6,918	(21)	13,830
Depreciation and amortization	—	1,537	—	3,061

Total operating costs and expenses	—	8,455	(21)	16,891

Operating (loss) income	—	(1,231)	21	(1,108)

Interest income	—	1	—	3
Foreign currency exchange gain (loss)	—	31	(118)	105
Income tax benefit	—	8	—	1,440
Gain on sale (a)	1,849	—	1,237	—

Income (loss) from discontinued operations	$1,849	$(1,191)	$1,140	$440

(a)	In the second quarter of 2010, we agreed to accept payment of $1,850,000 to settle the remaining obligation owed to us by the purchaser of the Hyatt Regency New Orleans hotel, which was sold in December 2007. We recognized a $1,850,000 gain on sale of the hotel, which we had previously deferred.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Total revenues (100%)	$30,748	$30,006	$54,484	$58,198
Property EBITDA (100%)	$9,724	$9,441	$15,278	$17,947

Equity in earnings (losses) of joint venture (SHR 45% ownership)
Property EBITDA	$4,376	$4,248	$6,875	$8,076
Depreciation and amortization	(1,997)	(1,922)	(3,988)	(3,825)
Interest expense	(1,897)	(1,970)	(3,730)	(4,031)
Other (expenses) income, net	(85)	41	(148)	(142)
Income taxes	(154)	(13)	383	200

Equity in earnings (losses) of joint venture	$243	$384	$(608)	$278

EBITDA Contribution from investment in Hotel del Coronado
Equity in earnings (losses) of joint venture	$243	$384	$(608)	$278
Depreciation and amortization	1,997	1,922	3,988	3,825
Interest expense	1,897	1,970	3,730	4,031
Income taxes	154	13	(383)	(200)

EBITDA Contribution for investment in Hotel del Coronado	$4,291	$4,289	$6,727	$7,934

FFO Contribution from investment in Hotel del Coronado
Equity in earnings (losses) of joint venture	$243	$384	$(608)	$278
Depreciation and amortization	1,997	1,922	3,988	3,825

FFO Contribution for investment in Hotel del Coronado	$2,240	$2,306	$3,380	$4,103

Debt	Interest Rate	Spread over LIBOR		Loan Amount	Maturity
CMBS Mortgage and Mezzanine	2.43%	208	bp	$610,000	January 2011
Revolving Credit Facility	2.85%	250	bp	18,500	January 2011

				628,500

Cash and cash equivalents				(17,036)

Net Debt				$611,464

Cap	Effective Date	LIBOR Cap Rate		Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2010	2.0%		$630,000	January 2011

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended June 30,		Six Months Ended June 30,
North Beach Venture	2010	2009	2010	2009
Hotel condominium cost of sales (100%)	$—	$—	$—	$(4)

SHR’s 45% share
Hotel condominium cost of sales	$—	$—	$—	$(2)
Interest expense	(11)	—	(22)	—
Other income, net	12	9	13	13

SHR’s share of net income (loss)	$1	$9	$(9)	$11

Net income (loss)	$1	$9	$(9)	$11
Interest expense	11	—	22	—

EBITDA Contribution for investment in North Beach Venture	$12	$9	$13	$11

FFO Contribution for investment in North Beach Venture	$1	$9	$(9)	$11

	Three Months Ended June 30,		Six Months Ended June 30,
RCPM	2010	2009	2010	2009

SHR’s 31% share
Sales	$1,042	$355	$2,131	$1,398

EBITDA Contribution for investment in RCPM	$144	$(57)	$429	$337

FFO Contribution for investment in RCPM	$97	$(45)	$292	$234

SHR’s share of total residential activity:
Sales	$1,042	$355	$2,131	$1,398

EBITDA	$156	$(48)	$442	$348

FFO	$98	$(36)	$283	$245

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Leasehold Information

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Paris Marriott Champs Elysees:
Property EBITDA	$5,670	$4,645	$9,075	$7,252
Revenue (a)	$5,670	$4,645	$9,075	$7,252

Lease Expense	(2,793)	(2,985)	(5,839)	(5,847)
Less: Deferred Gain on Sale Leaseback	(1,068)	(1,146)	(2,233)	(2,246)

Adjusted Lease Expense	(3,861)	(4,131)	(8,072)	(8,093)

EBITDA Contribution from Leasehold	$1,809	$514	$1,003	$(841)

Marriott Hamburg:
Property EBITDA	$1,356	$1,422	$2,750	$2,775
Revenue (a)	$1,088	$1,169	$2,275	$2,289

Lease Expense	(1,095)	(1,174)	(2,290)	(2,278)
Less: Deferred Gain on Sale Leaseback	(49)	(53)	(103)	(104)

Adjusted Lease Expense	(1,144)	(1,227)	(2,393)	(2,382)

EBITDA Contribution from Leasehold	$(56)	$(58)	$(118)	$(93)

Total Leaseholds:
Property EBITDA	$7,026	$6,067	$11,825	$10,027
Revenue (a)	$6,758	$5,814	$11,350	$9,541

Lease Expense	(3,888)	(4,159)	(8,129)	(8,125)
Less: Deferred Gain on Sale Leaseback	(1,117)	(1,199)	(2,336)	(2,350)

Adjusted Lease Expense	(5,005)	(5,358)	(10,465)	(10,475)

EBITDA Contribution from Leaseholds	$1,753	$456	$885	$(934)

Security Deposits (b):	June 30, 2010	December 31, 2009
Paris Marriott Champs Elysees	$11,423	$10,720
Marriott Hamburg	6,115	7,158

Total	$17,538	$17,878

(a)	For the three and six months ended June 30, 2010 and 2009, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three and six months ended June 30, 2010 and 2009, Revenue for the Marriott Hamburg represents lease revenue.
(b)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010

Non-GAAP Financial Measures

In addition to REIT hotel income, five other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO - Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA. A reconciliation of these measures to net loss attributable to SHR common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Diluted, which is FFO plus income or loss on income attributable to convertible noncontrolling interests. We also present Comparable FFO, which is FFO - Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO - Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net loss attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net loss or operating performance. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net loss attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net loss attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Net loss attributable to SHR common shareholders	$(47,410)	$(85,982)	$(87,701)	$(129,172)
Depreciation and amortization - continuing operations	33,683	33,674	69,540	66,253
Depreciation and amortization - discontinued operations	—	1,537	—	3,061
Interest expense	27,016	26,259	51,708	50,225
Income taxes - continuing operations	1,413	690	635	2,222
Income taxes - discontinued operations	—	(8)	—	(1,440)
Noncontrolling interests	(245)	(1,007)	(687)	(1,453)
Adjustments from consolidated affiliates	(2,136)	(2,741)	(3,618)	(4,305)
Adjustments from unconsolidated affiliates	4,156	3,925	7,558	7,824
Preferred shareholder dividends	7,722	7,722	15,443	15,443

EBITDA	24,199	(15,931)	52,878	8,658
Realized portion of deferred gain on sale leasebacks	(1,117)	(1,199)	(2,336)	(2,350)
Loss on sale of assets - continuing operations	—	7	—	5
Gain on sale of assets - discontinued operations	(1,849)	—	(1,237)	—
Impairment losses and other charges	—	49,755	—	50,214
Impairment losses and other charges - adjustments from consolidated affiliates	—	(169)	—	(169)
Loss on early extinguishment of debt	886	—	886	883
Loss on early termination of derivative financial instruments	18,263	—	18,263	—
Foreign currency exchange (gain) loss - continuing operations (a)	(5,256)	1,140	(11,442)	(801)
Foreign currency exchange (gain) loss - discontinued operations (a)	—	(31)	118	(105)

Comparable EBITDA	$35,126	$33,572	$57,130	$56,335

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Net loss attributable to SHR common shareholders	$(47,410)	$(85,982)	$(87,701)	$(129,172)
Depreciation and amortization - continuing operations	33,683	33,674	69,540	66,253
Depreciation and amortization - discontinued operations	—	1,537	—	3,061
Corporate depreciation	(306)	(304)	(610)	(608)
Loss on sale of assets - continuing operations	—	7	—	5
Gain on sale of assets - discontinued operations	(1,849)	—	(1,237)	—
Realized portion of deferred gain on sale leasebacks	(1,117)	(1,199)	(2,336)	(2,350)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	333	358	696	701
Noncontrolling interests adjustments	(227)	(472)	(707)	(929)
Adjustments from consolidated affiliates	(1,336)	(1,860)	(3,302)	(3,692)
Adjustments from unconsolidated affiliates	2,048	1,954	4,052	3,889

FFO	(16,181)	(52,287)	(21,605)	(62,842)
Convertible noncontrolling interests	(18)	(535)	20	(524)

FFO - Fully Diluted	(16,199)	(52,822)	(21,585)	(63,366)
Impairment losses and other charges	—	49,755	—	50,214
Impairment losses and other charges - adjustments from consolidated affiliates	—	(169)	—	(169)
Non-cash mark to market of interest rate swaps	4,181	—	4,181	—
Loss on early extinguishment of debt	886	—	886	883
Loss on early termination of derivative financial instruments	18,263	—	18,263	—
Foreign currency exchange (gain) loss, net of tax (a) - continuing operations	(5,263)	792	(11,456)	(1,311)
Foreign currency exchange (gain) loss (a) - discontinued operations	—	(31)	118	(105)

Comparable FFO	$1,868	$(2,475)	$(9,593)	$(13,854)

Comparable FFO per diluted share	$0.02	$(0.03)	$(0.10)	$(0.18)

Weighted average diluted shares	113,174	75,381	93,706	75,166

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Bank credit facility	4.10%	375 bp	$55,000	March 2011
Fairmont Scottsdale	0.91%	56 bp	180,000	September 2011
InterContinental Chicago	1.41%	106 bp	121,000	October 2011
InterContinental Miami	1.08%	73 bp	90,000	October 2011
Loews Santa Monica Beach Hotel	0.98%	63 bp	118,250	March 2012
Ritz-Carlton Half Moon Bay	1.02%	67 bp	76,500	March 2012
Hyatt Regency La Jolla	1.35%	100 bp	97,500	September 2012
Marriott London Grosvenor Square (c)	1.83%	110 bp (c)	113,865	October 2013
InterContinental Prague (d)	1.97%	120 bp (d)	124,247	March 2015
Westin St. Francis	6.09%	Fixed	220,000	June 2017
Fairmont Chicago	6.09%	Fixed	97,750	June 2017

			$1,294,112

(a)	Spread over LIBOR (0.35% at June 30, 2010).
(b)	Includes extension options, excluding the conditional one-year extension option on the bank credit facility.
(c)	Principal balance of £76,220,000 at June 30, 2010. Spread over three-month GBP LIBOR (0.73% at June 30, 2010).
(d)	Principal balance of €101,600,000 at June 30, 2010. Spread over three-month EURIBOR (0.77% at June 30, 2010). The spread increases to 180 basis points in March 2012 through the maturity date.

Domestic and European Interest Rate Swaps

	Fixed Pay Rate
	Against LIBOR			Notional
Swap Effective Date	Current	Future		Amount	Maturity
March 2009	1.22%	1.22%		$50,000	August 2011
February 2010	0.45%	0.45%		50,000	December 2010
February 2010	0.45%	4.59	% (e)	75,000	April 2012
February 2010	0.45%	4.84	% (e)	100,000	July 2012
February 2010	0.45%	5.50	% (e)	75,000	June 2013
February 2010	0.45%	5.42	% (e)	50,000	August 2013
February 2010	0.45%	4.90	% (e)	100,000	September 2014
February 2010	0.45%	4.96	% (e)	100,000	December 2014
April 2010	5.42%	5.42%		75,000	April 2015

	1.06%	4.43%		$675,000

	Fixed Pay Rate
	Against GBP LIBOR			Notional
Swap Effective Date	Current	Future		Amount	Maturity
October 2007	3.22%	5.72	% (e)	£76,220	October 2013

Swap Effective Date	Fixed Pay Rate Against EURIBOR	Notional Amount	Maturity
March 2010	3.32%	€101,600	March 2015

(e)	The fixed pay rate against LIBOR increases in December 2010 through maturity.

The fixed pay rate against GBP LIBOR increases in January 2011 through maturity.

Forward-Starting Interest Rate Swaps

	Fixed Pay Rate	Notional
Swap Effective Date	Against LIBOR	Amount	Maturity
December 2010	5.23%	$100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$200,000

At June 30, 2010, future scheduled debt principal payments (including non-conditional extension options) are as follows:

Years ending December 31,	Amount
2010 (remainder)	$1,539
2011	449,077
2012	307,540
2013	118,909
2014	13,297
Thereafter	403,750

$1,294,112

Percent of fixed rate debt including U.S. and European swaps	95.1%
Weighted average interest rate including U.S. and European swaps (f)	3.44%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.37

(f)	Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	June 30, 2010

Portfolio Data

Portfolio at June 30, 2010

(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTR June 2010 Property EBITDA	QTR June 2010 Property EBITDA

United States:
Westin St. Francis	San Francisco, CA	1,195	15%	10%	$4,891
InterContinental Chicago (a)	Chicago, IL	792	10%	12%	6,107
Hotel del Coronado (b)	Coronado, CA	757	10%	9%	4,376
Fairmont Chicago	Chicago, IL	687	9%	7%	3,642
Fairmont Scottsdale	Scottsdale, AZ	649	8%	6%	2,803
InterContinental Miami	Miami, FL	641	8%	4%	1,815
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	3%	1,371
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	4%	1,830
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	-1%	(267)
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	6%	2,999
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	5%	2,444
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	9%	4,513

Total United States		6,750	85%	74%	36,524

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	4%	2,035

Total Mexican		173	2%	4%	2,035

Total North American		6,923	87%	77%	38,559

European:
InterContinental Prague	Prague, Czech Republic	372	5%	5%	2,456
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	7%	3,350
Paris Marriott Champs Elysees	Paris, France	192	2%	10%	5,670

Total European		1,079	13%	22%	11,476

		8,002	100%	100%	$50,035

(a)	We own 51% controlling interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels and consolidate these hotels for reporting purposes.
(b)	We own a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings (losses) of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended June 30, 2010

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as their results of operations were reclassified to discontinued operations (ii) exclusion of the unconsolidated Hotel del Coronado and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of June 30, 2010)

Same store property revenues - 11 Properties and 5,993 Rooms

	Three Months Ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	Total

Same store property revenues	$143,755	$146,928	$133,515	$159,274	$583,472
Same store seasonality %	24.6%	25.2%	22.9%	27.3%	100.0%

Mexican Hotel (as of June 30, 2010)

Same store property revenues - 1 Property and 173 Rooms

	Three Months Ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	Total

Same store property revenues	$5,604	$12,295	$14,093	$8,515	$40,507
Same store seasonality %	13.8%	30.4%	34.8%	21.0%	100.0%

North American Hotels (as of June 30, 2010)

Same store property revenues - 12 Properties and 6,166 Rooms

	Three Months Ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	Total

Same store property revenues	$149,359	$159,223	$147,608	$167,789	$623,979
Same store seasonality %	23.9%	25.5%	23.7%	26.9%	100.0%

European Hotels (as of June 30, 2010)

Same store property revenues - 4 Properties and 1,079 Rooms

	Three Months Ended
	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	Total

Same store property revenues	$33,486	$33,281	$24,716	$32,348	$123,831
Same store seasonality %	27.0%	26.9%	20.0%	26.1%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Four Seasons Mexico City and Renaissance Paris Hotel Le Parc Trocadero as these properties results of operations were reclassified to discontinued operations for the periods presented and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of June 30, 2010)

11 Properties

5,993 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Change		2010	2009	Change

Average Daily Rate	$211.88	$205.00	3.4%		$210.33	$212.93	-1.2%
Average Occupancy	71.6%	69.4%	2.2	pts	66.2%	64.2%	2.0	pts
RevPAR	$151.81	$142.20	6.8%		$139.29	$136.63	1.9%
Total RevPAR	$293.52	$278.63	5.3%		$271.18	$268.30	1.1%
Property EBITDA Margin	20.2%	19.8%	0.4	pts	16.5%	17.0%	(0.5	) pts

Mexican Hotel (as of June 30, 2010)

1 Property

173 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Change		2010	2009	Change

Average Daily Rate	$614.30	$762.76	-19.5%		$722.50	$819.55	-11.8%
Average Occupancy	47.2%	32.2%	15.0	pts	55.3%	50.1%	5.2	pts
RevPAR	$290.08	$245.31	18.3%		$399.21	$410.86	-2.8%
Total RevPAR	$540.85	$458.41	18.0%		$721.99	$701.27	3.0%
Property EBITDA Margin	23.9%	21.8%	2.1	pts	36.6%	39.1%	(2.5	) pts

North American Hotels (as of June 30, 2010)

12 Properties

6,166 Rooms

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Change		2010	2009	Change

Average Daily Rate	$219.43	$212.41	3.3%		$222.43	$226.37	-1.7%
Average Occupancy	71.0%	68.3%	2.7	pts	65.9%	63.8%	2.1	pts
RevPAR	$155.71	$145.11	7.3%		$146.61	$144.36	1.6%
Total RevPAR	$300.49	$283.70	5.9%		$283.89	$280.50	1.2%
Property EBITDA Margin	20.4%	19.9%	0.5	pts	18.0%	18.5%	(0.5	) pts

European Hotels (as of June 30, 2010)

4 Properties

1,079 Rooms

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2010	2009	Change		2010	2009	Change

Average Daily Rate	$301.85	$303.37	-0.5%		$291.99	$282.74	3.3%
Average Occupancy	79.2%	75.3%	3.9	pts	70.9%	67.4%	3.5	pts
RevPAR	$239.16	$228.53	4.7%		$207.02	$190.70	8.6%
Total RevPAR	$329.44	$314.16	4.9%		$292.18	$272.35	7.3%
Property EBITDA Margin	39.7%	39.1%	0.6	pts	36.9%	35.6%	1.3	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three and six months ended June 30, 2010 and 2009. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended June 30,				Six Months Ended June 30,
UNITED STATES HOTELS:	2010	2009	Change		2010	2009	Change

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$15,484	$14,881	4.1%		$22,176	$23,855	(7.0)%
Property EBITDA	$3,642	$3,571	2.0%		$913	$1,991	(54.1)%

Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	66.6%	64.0%	2.6	pts	50.9%	55.4%	(4.5	) pts
ADR	$217.68	$209.69	3.8%		$199.63	$194.03	2.9%
RevPAR	$145.06	$134.13	8.1%		$101.67	$107.46	(5.4)%
Total RevPAR	$247.67	$238.04	4.0%		$178.34	$191.84	(7.0)%

FAIRMONT SCOTTSDALE
Selected Financial Information:
Total revenues	$19,031	$16,723	13.8%		$42,636	$39,452	8.1%
Property EBITDA	$2,803	$1,662	68.7%		$8,639	$7,135	21.1%

Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	71.4%	64.0%	7.4	pts	76.4%	66.6%	9.8	pts
ADR	$188.97	$186.36	1.4%		$213.41	$221.16	(3.5)%
RevPAR	$134.93	$119.28	13.1%		$163.02	$147.29	10.7%
Total RevPAR	$322.24	$283.15	13.8%		$362.96	$335.85	8.1%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$16,952	$16,027	5.8%		$28,376	$29,973	(5.3)%
Property EBITDA	$4,513	$4,320	4.5%		$5,753	$7,027	(18.1)%

Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	79.9%	76.2%	3.7	pts	71.5%	68.7%	2.8	pts
ADR	$549.99	$524.49	4.9%		$504.43	$548.33	(8.0)%
RevPAR	$439.35	$399.84	9.9%		$360.58	$376.65	(4.3)%
Total RevPAR	$839.15	$793.34	5.8%		$706.19	$745.93	(5.3)%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$30,748	$30,006	2.5%		$54,484	$58,198	(6.4)%
Property EBITDA	$9,724	$9,441	3.0%		$15,278	$17,947	(14.9)%

Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	66.9%	61.6%	5.3	pts	60.1%	59.4%	0.7	pts
ADR	$299.87	$327.35	(8.4)%		$302.74	$325.26	(6.9)%
RevPAR	$200.50	$201.58	(0.5)%		$182.01	$193.31	(5.8)%
Total RevPAR	$446.35	$435.57	2.5%		$397.64	$424.75	(6.4)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Change		2010	2009	Change
HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$7,973	$8,229	(3.1)%		$14,981	$17,113	(12.5)%
Property EBITDA	$1,371	$1,745	(21.4)%		$1,992	$3,209	(37.9)%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	74.9%	77.1%	(2.2	) pts	70.8%	73.7%	(2.9	) pts
ADR	$151.53	$148.12	2.3%		$147.84	$154.96	(4.6)%
RevPAR	$113.53	$114.21	(0.6)%		$104.73	$114.23	(8.3)%
Total RevPAR	$209.10	$215.81	(3.1)%		$197.54	$225.65	(12.5)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$18,641	$18,476	0.9%		$26,636	$29,618	(10.1)%
Property EBITDA	$6,107	$6,849	(10.8)%		$5,400	$7,418	(27.2)%

Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	81.2%	82.5%	(1.3	) pts	65.1%	73.4%	(8.3	) pts
ADR	$194.51	$185.74	4.7%		$172.90	$169.48	2.0%
RevPAR	$157.99	$153.28	3.1%		$112.47	$124.34	(9.5)%
Total RevPAR	$258.64	$256.35	0.9%		$185.81	$206.61	(10.1)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$10,900	$10,858	0.4%		$27,804	$25,164	10.5%
Property EBITDA	$1,815	$2,005	(9.5)%		$8,108	$7,135	13.6%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	64.0%	59.5%	4.5	pts	72.0%	62.6%	9.4	pts
ADR	$151.25	$170.70	(11.4)%		$184.96	$199.71	(7.4)%
RevPAR	$96.81	$101.57	(4.7)%		$133.12	$124.97	6.5%
Total RevPAR	$186.86	$186.14	0.4%		$239.65	$216.89	10.5%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$11,319	$9,808	15.4%		$21,072	$18,463	14.1%
Property EBITDA	$2,999	$2,221	35.0%		$4,996	$3,507	42.5%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	89.8%	80.7%	9.1	pts	85.3%	76.1%	9.2	pts
ADR	$258.46	$248.87	3.9%		$256.08	$254.48	0.6%
RevPAR	$232.08	$200.83	15.6%		$218.32	$193.71	12.7%
Total RevPAR	$363.70	$315.16	15.4%		$340.40	$298.25	14.1%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$6,950	$7,938	(12.4)%		$11,910	$13,746	(13.4)%
Property EBITDA	$(267)	$1,180	(122.6)%		$(1,319)	$955	(238.1)%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	51.6%	51.4%	0.2	pts	43.3%	43.8%	(0.5	) pts
ADR	$110.14	$120.25	(8.4)%		$110.09	$119.41	(7.8)%
RevPAR	$56.86	$61.82	(8.0)%		$47.66	$52.33	(8.9)%
Total RevPAR	$212.70	$242.94	(12.4)%		$182.24	$210.33	(13.4)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Change		2010	2009	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$13,530	$11,629	16.3%		$23,769	$20,356	16.8%
Property EBITDA	$2,444	$1,376	77.6%		$2,997	$1,127	165.9%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	69.5%	56.5%	13.0	pts	65.5%	50.0%	15.5	pts
ADR	$328.76	$312.51	5.2%		$301.65	$296.92	1.6%
RevPAR	$228.58	$176.55	29.5%		$197.72	$148.46	33.2%
Total RevPAR	$569.68	$489.62	16.4%		$503.14	$430.89	16.8%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$12,524	$12,070	3.8%		$24,436	$24,975	(2.2)%
Property EBITDA	$1,830	$1,868	(2.0)%		$3,493	$3,835	(8.9)%

Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	46.4%	43.5%	2.9	pts	47.9%	45.4%	2.5	pts
ADR	$335.70	$334.26	0.4%		$322.70	$344.13	(6.2)%
RevPAR	$155.90	$145.42	7.2%		$154.64	$156.31	(1.1)%
Total RevPAR	$347.55	$334.95	3.8%		$340.92	$348.44	(2.2)%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$25,970	$24,558	5.7%		$48,992	$46,958	4.3%
Property EBITDA	$4,891	$3,181	53.8%		$7,474	$5,840	28.0%

Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	79.4%	81.5%	(2.1	) pts	72.3%	70.5%	1.8	pts
ADR	$173.48	$165.05	5.1%		$176.16	$177.74	(0.9)%
RevPAR	$137.69	$134.50	2.4%		$127.34	$125.33	1.6%
Total RevPAR	$238.81	$225.83	5.7%		$226.51	$217.10	4.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

	Three Months Ended June 30,				Six Months Ended June 30,
MEXICAN HOTEL:	2010	2009	Change		2010	2009	Change

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$8,515	$7,217	18.0%		$22,608	$21,959	3.0%
Property EBITDA	$2,035	$1,571	29.5%		$8,265	$8,596	(3.9)%

Selected Operating Information:
Rooms	173	173	—		173	173	—
Average occupancy	47.2%	32.2%	15.0	pts	55.3%	50.1%	5.2	pts
ADR	$614.30	$762.76	(19.5)%		$722.50	$819.55	(11.8)%
RevPAR	$290.08	$245.31	18.3%		$399.21	$410.86	(2.8)%
Total RevPAR	$540.85	$458.41	18.0%		$721.99	$701.27	3.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

	Three Months Ended June 30,				Six Months Ended June 30,
EUROPEAN HOTELS:	2010	2009	Change		2010	2009	Change

INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$7,226	$7,260	(0.5)%		$12,386	$13,238	(6.4)%
Property EBITDA	$2,456	$2,764	(11.1)%		$3,361	$4,138	(18.8)%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	68.7%	56.1%	12.6	pts	57.5%	51.7%	5.8	pts
ADR	$176.62	$225.18	(21.6)%		$172.36	$205.48	(16.1)%
RevPAR	$121.29	$126.31	(4.0)%		$99.05	$106.23	(6.8)%
Total RevPAR	$213.46	$214.46	(0.5)%		$183.95	$196.61	(6.4)%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,258	$5,034	4.4%		$9,370	$9,671	(3.1)%
Property EBITDA	$1,356	$1,422	(4.6)%		$2,750	$2,775	(0.9)%

Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	83.7%	85.1%	(1.4	) pts	74.3%	81.2%	(6.9	) pts
ADR	$184.24	$163.53	12.7%		$181.14	$161.42	12.2%
RevPAR	$154.17	$139.23	10.7%		$134.59	$131.08	2.7%
Total RevPAR	$207.85	$198.99	4.4%		$186.21	$192.20	(3.1)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$8,119	$7,787	4.3%		$15,202	$12,752	19.2%
Property EBITDA	$3,350	$3,232	3.7%		$5,878	$4,763	23.4%

Selected Operating Information:
Rooms	237	237	—		237	237	—
Average occupancy	81.3%	86.4%	(5.1	) pts	78.7%	71.1%	7.6	pts
ADR	$333.52	$295.95	12.7%		$319.50	$288.62	10.7%
RevPAR	$271.03	$255.67	6.0%		$251.59	$205.24	22.6%
Total RevPAR	$376.45	$361.04	4.3%		$354.39	$297.27	19.2%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$11,745	$10,766	9.1%		$20,105	$17,528	14.7%
Property EBITDA	$5,670	$4,645	22.1%		$9,075	$7,252	25.1%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	90.7%	84.7%	6.0	pts	82.3%	73.5%	8.8	pts
ADR	$607.49	$616.44	(1.5)%		$566.15	$575.00	(1.5)%
RevPAR	$551.23	$522.38	5.5%		$466.07	$422.74	10.2%
Total RevPAR	$672.20	$616.19	9.1%		$578.54	$504.38	14.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010 and 2009

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2010		2009		2010		2009
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA

Fairmont Chicago	$3,642	$3,642	$3,571	$3,571	$913	$913	$1,991	$1,991
Fairmont Scottsdale	2,803	2,803	1,662	1,662	8,639	8,639	7,135	7,135
Four Seasons Washington, D.C.	4,513	4,513	4,320	4,320	5,753	5,753	7,027	7,027
Hotel del Coronado (a)	9,724	—	9,441	—	15,278	—	17,947	—
Hyatt Regency La Jolla	1,371	1,371	1,745	1,745	1,992	1,992	3,209	3,209
InterContinental Chicago	6,107	6,107	6,849	6,849	5,400	5,400	7,418	7,418
InterContinental Miami	1,815	1,815	2,005	2,005	8,108	8,108	7,135	7,135
Loews Santa Monica Beach Hotel	2,999	2,999	2,221	2,221	4,996	4,996	3,507	3,507
Marriott Lincolnshire Resort	(267)	(267)	1,180	1,180	(1,319)	(1,319)	955	955
Ritz-Carlton Half Moon Bay	2,444	2,444	1,376	1,376	2,997	2,997	1,127	1,127
Ritz-Carlton Laguna Niguel	1,830	1,830	1,868	1,868	3,493	3,493	3,835	3,835
Westin St. Francis	4,891	4,891	3,181	3,181	7,474	7,474	5,840	5,840
Four Seasons Punta Mita Resort	2,035	2,035	1,571	1,571	8,265	8,265	8,596	8,596
InterContinental Prague	2,456	2,456	2,764	2,764	3,361	3,361	4,138	4,138
Marriott Hamburg (b)	1,356	(7)	1,422	(5)	2,750	(15)	2,775	13
Marriott London Grosvenor Square	3,350	3,350	3,232	3,232	5,878	5,878	4,763	4,763
Paris Marriott Champs Elysees (c)	5,670	2,878	4,645	1,660	9,075	3,236	7,252	1,405

	$56,739	$42,860	$53,053	$39,200	$93,053	$69,171	$94,650	$68,094

Adjustments:
Impairment losses and other charges		$—		$(49,755)		$—		$(50,214)
Corporate expenses		(7,556)		(5,292)		(13,956)		(15,588)
Interest income		158		97		316		509
Loss on early extinguishment of debt		(886)		—		(886)		(883)
Loss on early termination of derivative financial instruments		(18,263)		—		(18,263)		—
Equity in earnings (losses) of joint ventures		459		432		(101)		571
Foreign currency exchange gain (loss)		5,256		(1,140)		11,442		801
Other income, net		462		82		694		43
Income (loss) from discontinued operations		1,849		(1,191)		1,140		440
Depreciation expense - discontinued operations		—		1,537		—		3,061
Income taxes - discontinued operations		—		(8)		—		(1,440)
Noncontrolling interest in consolidated affiliates		(1,371)		(1,101)		228		(348)
Adjustments from consolidated affiliates		(2,136)		(2,741)		(3,618)		(4,305)
Adjustments from unconsolidated affiliates		4,156		3,925		7,558		7,824
Other adjustments		(789)		24		(847)		93

EBITDA		$24,199		$(15,931)		$52,878		$8,658

(a)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our 45% interest in this property is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(c)	We have a leasehold interest in this property. Therefore, EBITDA represents revenue less lease expense and expenses generated by the property. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Six Months Ended June 30, 2010

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended June 30, 2010			Six Months Ended June 30, 2010
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA

Meetings & Business Hotels:
Fairmont Chicago	$3,642	$—	$3,642	$913	$—	$913
Fairmont Scottsdale	2,803	—	2,803	8,639	—	8,639
Four Seasons Washington, D.C.	4,513	—	4,513	5,753	—	5,753
Hyatt Regency La Jolla	1,371	(672)	699	1,992	(976)	1,016
InterContinental Chicago	6,107	(2,992)	3,115	5,400	(2,646)	2,754
InterContinental Miami	1,815	—	1,815	8,108	—	8,108
Westin St. Francis	4,891	—	4,891	7,474	—	7,474

Total Meetings & Business Hotels	25,142	(3,664)	21,478	38,279	(3,622)	34,657

Ocean Front Resorts:
Four Seasons Punta Mita Resort	2,035	—	2,035	8,265	—	8,265
Hotel del Coronado	9,724	(5,433)	4,291	15,278	(8,551)	6,727
Loews Santa Monica Beach Hotel	2,999	—	2,999	4,996	—	4,996
Ritz-Carlton Half Moon Bay	2,444	—	2,444	2,997	—	2,997
Ritz-Carlton Laguna Niguel	1,830	—	1,830	3,493	—	3,493

Total Ocean Front Resorts	19,032	(5,433)	13,599	35,029	(8,551)	26,478

European Hotels:
InterContinental Prague	2,456	—	2,456	3,361	—	3,361
Marriott Hamburg	1,356	(1,412)	(56)	2,750	(2,868)	(118)
Marriott London Grosvenor Square	3,350	—	3,350	5,878	—	5,878
Paris Marriott Champs Elysees	5,670	(3,861)	1,809	9,075	(8,072)	1,003

Total European Hotels	12,832	(5,273)	7,559	21,064	(10,940)	10,124

Non-Core Assets:
Marriott Lincolnshire Resort	(267)	—	(267)	(1,319)	—	(1,319)

Total Non-Core Assets	(267)	—	(267)	(1,319)	—	(1,319)

	$56,739	$(14,370)	$42,369	$93,053	$(23,113)	$69,940

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Meetings & Business Hotels	51%			50%
Ocean Front Resorts	32%			38%
European Hotels	18%			14%
Non-Core Assets	-1%			-2%

Total	100%			100%